UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): October 15, 2009

QKL STORES INC.
(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Jingqi Street
Dongfeng Xincun
Sartu District
163311 Daqing, PRC

(Address Of Principal Executive Offices) (Zip Code)

(011) 86-459-460-7825
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                Changes in Registrant’s Certifying Accountants

On October 15, 2009, QKL Stores Inc. (the “Company”) dismissed its principal independent accountant, Albert Wong & Co. (“Albert Wong”), from its engagement with the Company, which dismissal was effective immediately. Albert Wong was engaged by the Company effective as of March 28, 2008. The decision to dismiss Albert Wong as the Company’s principal independent accountant was approved by the Audit Committee of the Company on October 14, 2009.

There were no disagreements between the Company and Albert Wong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of Albert Wong’s engagement up to the date of resignation which disagreements that, if not resolved to Albert Wong’s satisfaction, would have caused Albert Wong to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements. However, on November 12, 2008, Albert Wong advised our Board of Directors of certain deficiencies in our internal controls that Albert Wong considered to be material weaknesses. In order to assist us in bringing our internal control over financial reporting and disclosure controls and procedures into compliance, we hired PricewaterhouseCoopers in June 2008 to setup internal control systems and an internal control department for the Company, which now consists of six full-time employees.  We also adopted a Financial Reporting and Disclosure Controls and Procedures Policy in January 2009. None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2007 and 2008 and subsequently up to the date of dismissal. The audit report of Albert Wong on the financial statements of the Company as of December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Albert Wong addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Albert Wong in this Current Report on Form 8-K is filed herewith.

On October 16, 2009, the Company engaged BDO Guangdong Dahua Delu CPAs, LLP (“BDO”) to serve as its independent auditor, effective immediately. The decision to engage BDO as the Company’s principal independent accountant was approved by the Audit Committee of the Company on October 14, 2009.  During the two fiscal years of the Company ended December 31, 2007 and 2008, and through the date of the Albert Wong’s engagement, the Company did not consult BDO regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibit No.	Description
	16.1	Letter from Albert Wong & Co. Inc. dated October 16, 2009 addressed to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QKL STORES INC.

By:	/s/ Zhuangyi Wang
Name:	Zhuangyi Wang
Title:	Chief Executive Officer

Dated: October 16, 2009